UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 24, 2022

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32653
(Address of Principal Executive Offices)	(zip code)

386-418-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June  24, 2022, Cyclo Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on proposals for (i) the election of the director nominees named in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022 (“Proposal I”); (ii) the approval of the compensation of the Company’s named executive officers (“Proposal II”); and (iii) the ratification of the appointment of WithumSmith+Brown, PC to serve as the Company’s independent registered public accountants (“Proposal III”). Each of the foregoing proposals is described in more detail in the Proxy Statement. Stockholders holding an aggregate of 4,718,124 shares of common stock, representing 56.1% of the outstanding shares of the Company’s common stock as of the record date, and which constituted a quorum, were present in person or represented by proxy at the Annual Meeting.  The results of the voting at the Annual Meeting are presented below.

Proposal I - The seven director nominees were all elected to the Board as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
N. Scott Fine	1,945,010	54,067	2,719,047
Markus W. Sieger	1,946,540	52,837	2,718,747
Jeffrey L. Tate	1,945,911	53,466	2,718,747
Randall M. Toig	1,928,495	70,882	2,718,747
William S. Shanahan	1,582,316	414,061	2,721,747
F. Patrick Ostronic	1,934,715	64,662	2,718,747
C.E. Rick Strattan	1,601,208	398,169	2,718,747

Proposal II - The compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,727,240	225,055	47,082	2,718,747

Proposal III - The ratification of the appointment of WithumSmith+Brown, PC was approved as follows:

For	Against	Abstain	Broker Non-Votes
4,652,221	31,278	34,625	N/A

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc.

Date: June 24, 2022

By:	/s/ N. Scott Fine
N. Scott Fine
Chief Executive Officer